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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 23, 2005

                         Eline Entertainment Group, Inc.
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             (Exact name of registrant as specified in its charter)

        Nevada                   000-30451                    88-0429856
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    State or other              (Commission                  (IRS Employer
   jurisdiction of              File Number)            Identification Number)
    incorporation)

               8905 Kingston Pike, Suite 313, Knoxville, TN 37923
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                   (Address of executive offices and Zip Code)

       Registrant's telephone number, including area code: (215) 895-9859

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 23, 2005, the Company issued a press release regarding its financial results for the fiscal year ended October 31, 2004. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

        In addition to financial measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), the press release contains non-GAAP financial measures that exclude net income items described in the press release. The Company believes that such non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company's operating results in a manner that is focused on the performance of the Company's ongoing operations. The Company's management uses these non-GAAP financial measures for the same purpose.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

            99.1 Press Release issued February 23, 2005 regarding its financial results for the fiscal year ended October 31, 2004.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Eline Entertainment Group, Inc.

Date: February 23, 2005                     By:   /s/ Barry A. Rothman
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                                                  Barry A. Rothman, President